SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Cash Account Trust:
Government & Agency Securities Portfolio

Effective May 28, 2010, the fourth and fifth paragraphs under the heading “The Portfolio’s Main Investment Strategy” in the portfolio’s prospectuses will be replaced in their entirety by the following:

The portfolio is managed in accordance with Rule 2a–7 under the Investment Company Act of 1940, as amended. The portfolio follows policies designed to maintain a stable share price:

•
Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may invest in securities that have certain maturity shortening features (such as interest rate resets and demand features) that have the effect of reducing their maturities to 397 days or less at the time of purchase.

•	The portfolio maintains a dollar–weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.

•	The portfolio maintains certain minimum liquidity standards such that:

–
the portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. Government obligations);

–
the portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the portfolio would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. Government obligations and Government agency discount notes with remaining maturities of 60 days or less); and

May 27, 2010 st–CATGSP

–
the portfolio may not purchase an illiquid security if, immediately after purchase, the portfolio would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the portfolio).

Please Retain This Supplement for Future Reference

May 27, 2010
st–CATGSP